Exhibit 10.9
SECURITIES PLEDGE AGREEMENT
WARNACO OF CANADA COMPANY
as Company
and
BANK OF AMERICA, N.A.

as Collateral Agent
August 26, 2008

SECURITIES PLEDGE AGREEMENT
Securities Pledge Agreement dated as of August 26, 2008 made by Warnaco of Canada Company (the “Company”) to and in favour of the Collateral Agent (as hereinafter defined).
RECITALS:
A.
WHEREAS, pursuant to that certain Credit Agreement dated as of the date hereof among, inter alia, Warnaco of Canada Company, as borrower (together with its successors and permitted assigns, the “Borrower”), the financial institutions, together with their respective successors and assigns, listed on the signature pages thereof from time to time, as Lenders, and the Collateral Agent, as the same may be amended, supplemented, revised, restated or replaced from time to time (the “Credit Agreement”), the Lenders have agreed to make Loans available to and for the benefit of the Borrower; unless otherwise defined herein, all capitalized words and expressions when used herein shall have the same meaning as ascribed thereto in the Credit Agreement

B.
WHEREAS, the Collateral Agent is to hold for its own benefit and is to act as agent under the Credit Agreement, inter alia, to hold as agent for the rateable benefit of itself and the other Secured Parties, any and all security for the payment and performance of the obligations of the Company under the Credit Agreement and the other Loan Documents.

C.
WHEREAS, the Company has agreed to execute and deliver this agreement to and in favour of the Collateral Agent as security for the payment and performance of the Company’s obligations to the Collateral Agent and the Secured Parties under the Credit Agreement and the other Loan Documents.

NOW THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are acknowledged by the Company, the Company and the Collateral Agent agree as follows:
ARTICLE I — SECURITY
1.1 Definitions and Interpretation
(a)	Terms defined in the Personal Property Security Act (Ontario) (as amended from time to time, the “PPSA”) and used in this agreement have the same meanings.
(b)	Any reference to the “STA” in this agreement means the Securities Transfer Act (Ontario), as amended from time to time.
(c)
Any references to the “General Security Agreement” shall mean that certain General Security Agreement dated as of or about the date hereof between the Company, as grantor, and the Collateral Agent, as same may be amended, supplemented, revised, restated or replaced from time to time.

(d)
“Collateral Agent” shall include, in addition to the Collateral Agent referred to in the preamble of the Credit Agreement, any successors and assigns to the Collateral Agent appointed pursuant to the Credit Agreement and means the “Collateral Agent” in its capacity as collateral agent for the benefit of the Secured Parties with respect to the Secured Obligations.

Pledge Agreement — Warnaco of Canada Company (2008)

1.2 Grant of Security.
(a)
The Company assigns, mortgages, charges, hypothecates and pledges to the Collateral Agent, for its own benefit as a Lender (acting through its Canada branch) and as agent for the rateable benefit of itself and the other Secured Parties and grants to the Collateral Agent, for its own benefit as a Lender (acting through its Canada branch) and as agent for the rateable benefit of itself and the other Secured Parties, a security interest in the following property and assets (collectively, the “Collateral”): (i) all certificated and uncertificated securities registered in the name of the Company including those as described in Schedule “A” (collectively, the “Pledged Securities”), (ii) all securities accounts of the Company including those described in Schedule “B” (collectively, the “Pledged Securities Accounts”), all cash balances in the Pledged Securities Accounts and all security entitlements in respect of financial assets from time to time listed or described on the Pledged Securities Accounts or any statement in respect thereof, (the “Pledged Securities Entitlements”) (iv) all options, warrants and rights, whether as an addition to, in substitution of, or in exchange for, the Pledged Securities, the Pledged Security Accounts or the financial assets and other property subject to the Pledged Security Entitlements, (v) all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, or in exchange for, any such Pledged Securities, Pledged Security Entitlements, Pledged Securities Accounts, options, warrants and rights; (vi) all other rights and claims of the Company in respect of, or in connection with, the foregoing and (vii) all proceeds arising out of the foregoing; provided, however, that the foregoing grant of security interest shall not include a security interest in any Excluded Property; and provided, further, that, if and when any property shall cease to be Excluded Property, the Collateral Agent for the benefit of the Secured Parties shall have, and at all times from and after the date hereof be deemed to have had, a security interest in such property.

(b)
For greater certainty, the Collateral includes any substitutions or additions arising out of any consolidation, subdivision, reclassification, stock dividend or similar increase or decrease in, or alteration to, the capital of any issuer of the Pledged Securities or the financial assets and other property subject to the Pledged Security Entitlements or otherwise held in any Pledged Securities Account.

1.3 Obligations Secured.
(a)
The assignments, mortgages, charges, hypothecations, pledges and security interests granted hereby (the “Security Interest”) secure the payment and performance by the Borrower of the Secured Obligations (as such term is defined in the Credit Agreement) (collectively, and together with the expenses, costs and charges set out in Section 1.3(b), the “Obligations”).

Pledge Agreement — Warnaco of Canada Company (2008)

(b)
All expenses, costs and charges incurred by or on behalf of the Collateral Agent and the Secured Parties in connection with this agreement, the Security Interest or the realization of the Collateral including all legal fees, court costs, receiver’s or agent’s remuneration and other expenses of, or of taking or defending any action in connection with, taking possession of, protecting, insuring, preparing for disposition, realizing, collecting, selling, transferring, delivering or obtaining payment of the Collateral or other lawful exercise of the powers conferred by the Credit Agreement and the other Loan Documents are to be added to and form a part of the Obligations.

1.4 Attachment, Perfection and Control.
(a)
The Company acknowledges that (i) value has been given, (ii) it has rights in the Collateral (other than after-acquired Collateral), (iii) it has not agreed to postpone the time of attachment of the Security Interest, and (iv) it has received a duplicate original copy of this agreement.

(b)
The Company will deliver to the Collateral Agent, immediately upon receipt thereof, any and all certificates representing the Pledged Securities and, to the extent applicable, the other Collateral, in each case accompanied by a duly executed stock power of attorney or similar transfer form constituting an effective endorsement.

(c)
If the Company becomes entitled to receive or receives any certificate (including, without limitation, any certificate representing a stock dividend or any certificate issued in connection with any reclassification, increase or reduction of capital or any reorganization), option, warrant or right (if in deliverable form) in respect of the Collateral, whether in addition to, in substitution for, as a conversion of, or in exchange for, any of the Collateral, the Company will accept it as the agent of the Collateral Agent and hold the same in trust for the Collateral Agent and the Secured Parties in the form received, and will immediately deliver it to the Collateral Agent together with a duly executed stock power of attorney or transfer form constituting an effective endorsement, as applicable.

(d)
If and to the extent any of the Pledged Securities are or become uncertificated, the Company will enter into and cause the issuer of such Pledged Securities to enter into a Control Account Agreement (as such term is defined in the General Security Agreement) in order to ensure that the Collateral Agent has control (as such term is used in the STA and the PPSA) of the uncertificated Pledged Securities.

(e)
If and to the extent the Company now or hereafter has one or more Pledged Securities Accounts, it shall take all action necessary to cause the relevant securities intermediary to enter into a Control Account Agreement (as such term is defined in the General Security Agreement) with the Collateral Agent pursuant to which the securities intermediary will agree, among other things, to comply with entitlement orders originated by the Collateral Agent or its nominee without further consent of the Company or any other Person.

Pledge Agreement — Warnaco of Canada Company (2008)

(f)
At the election of the Collateral Agent and immediately upon written notice being provided by the Collateral Agent to the Company, the Company will take all action required to (i) permit the Pledged Securities to be transferred into and registered in the name of the Collateral Agent or as it may direct, and (ii) cause the Pledged Securities Account and Pledged Security Entitlements recorded therein to be transferred to the Collateral Agent or as it may direct so that it or its nominee becomes the entitlement holder thereof. The Company covenants that, at the time of any such transfer, it will provide all required consents and approvals and cause the issuer of the Pledged Securities or the securities intermediary, as the case may be, to make appropriate notations on its share register or in the relevant securities account, as applicable.

1.5 Care and Custody of Collateral.
The Collateral Agent is not required to see to the collection of dividends on, or exercise any option or right in connection with, the Collateral. It has no obligation to protect or preserve the Collateral from depreciating in value or becoming worthless and is hereby released from all responsibility for any loss or diminution of value. The Collateral Agent is bound to exercise in the physical keeping of the Collateral only the same degree of care as it would exercise with respect to its own investment property kept at the same place.
1.6 Absence of Fiduciary Relationship
No implied agreements, covenants or obligations on the part of the Collateral Agent or any of the Secured Parties with respect to the Company, a securities intermediary or an issuer of any of the Collateral are to be read into this Agreement against the Collateral Agent or any of the Secured Parties. The Collateral Agent and the Secured Parties do not owe any fiduciary duty to the Company, any issuer of the Collateral, any securities intermediary or any other Person.
1.7 Representations and Warranties of the Company.
The Company represents and warrants that:
(a)	it is the registered, legal and beneficial owner of the Collateral;
(b)	the Collateral is free and clear of all liens, mortgages, charges and security interests whatsoever other than those created in favour of the Collateral Agent;
(c)
Schedule “A” correctly sets out the issuer, the certificate number and the number and class of the Pledged Securities as at the date hereof and the Pledged Securities represent all of the issued and outstanding certificated and uncertificated securities owned by the Company at the date hereof.

(d)	the Pledged Securities have been validly issued and are fully paid and non-assessable;
Pledge Agreement — Warnaco of Canada Company (2008)

(e)
Schedule “B” correctly sets out the entitlement holder, securities intermediary and securities accounts particulars with respect to each Pledged Securities Account as at the date hereof, the Pledged Securities Accounts are the only securities accounts of the Company as at the date hereof and all Pledged Security Entitlements are properly and completely described in the Pledged Securities Accounts;

(f)
this agreement creates a legal, valid and binding agreement of the Company enforceable in accordance with its terms and the Security Interest in the Collateral is a perfected security interest for purposes of the PPSA;

(g)
the Collateral Agent has control of the Collateral that consists of investment property (including financial assets carried in the Pledged Securities Account) (“Controlled Assets”) and the Collateral Agent is a protected purchaser within the meaning of the PPSA;

(h)	no Person other than the Collateral Agent has control or has the right to obtain control of any Controlled Assets;
(i)
no Person, has any option, warrant, call, commitment, conversion, right of exchange or other agreement or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming an option, warrant, right, call, commitment, conversion right, right of exchange or other agreement to acquire any right or interest in the Collateral;

(j)	there are no restrictions on the voting rights associated with any of the Collateral and there are no restrictions on the right to transfer the Collateral; and
(k)
the Company is not bound by nor is it a party to any unanimous shareholder agreement or declaration (as such terms are defined in the Canada Business Corporations Act) relating to the Pledged Securities.

In addition to and not in substitution for any representation and warranty contained in this deed, the Company does hereby represent and warrant to and in favour of the Collateral Agent and the Secured Parties that each representation and warranty made in the Credit Agreement and the General Security Agreement, inasmuch as applicable, is hereby reiterated and restated by the Company and each such representation and warranty is hereby incorporated by reference, mutatis mutandis, and is hereby confirmed as true and correct as of the date hereof.
All representations and warranties made by the Company in this agreement (a) are material, (b) have been relied on by the Collateral Agent and the Secured Parties, (c) will remain true and correct, and (d) will survive the execution and delivery of this agreement, any investigation made at any time by or on behalf of the Collateral Agent and the Secured Parties and any disposition or payment of the Obligations.
Pledge Agreement — Warnaco of Canada Company (2008)

1.8 Covenants of the Company.
The Company will not cause or permit any Person other than the Collateral Agent to have control of any financial asset or investment property constituting part of the Collateral.
The Company will not, without the prior written consent of the Collateral Agent, sell, exchange, release, abandon or otherwise dispose of, absolutely or by way of security, any of its right, title or interest in and to the Collateral, except as permitted by the Credit Agreement.
The Company will promptly deliver to the Collateral Agent copies of all notices or other communications received by it in respect of the Collateral.
In addition to and not in substitution for any covenant, agreement, undertaking and condition contained in this deed, the Company does hereby covenant and agree with the Collateral Agent and the Secured Parties, that it shall comply with, and ensure the compliance of, all covenants, agreements, undertakings and conditions given under the Credit Agreement and the General Security Agreement, inasmuch as applicable, and each such covenant, agreement, undertaking and condition is hereby incorporated by reference, mutatis mutandis.
1.9 Rights of the Company.
(a)
Until the Security Interest becomes enforceable, the Company may vote the Pledged Securities, give consents, ratifications or waivers, make entitlement orders, exercise all rights of conversion or other similar rights with respect to the Collateral and receive all cash dividends and other distributions, money or property relating to the Collateral. Whenever the Security Interest becomes enforceable, all rights of the Company to vote, make entitlement orders, give consents, ratifications or waivers, exercise other rights or receive dividends or other money or property will cease and all such rights will become vested solely and absolutely in the Collateral Agent, for and on behalf of the Lenders.

(b)
Any dividends or other distributions received by the Company contrary to Section 1.9(a) are received by the Company as trustee for the Collateral Agent and the Secured Parties and will be immediately paid over to the Collateral Agent.

(c)
In order to permit the Collateral Agent to exercise the voting and other rights which it may be entitled to exercise hereunder and receive all dividends and other distributions, money and property which it may be entitled to receive, the Company shall promptly execute and deliver (or cause to be executed and delivered) to the Collateral Agent all such proxies, dividend payment orders and other instruments as the Collateral Agent may from time to time request.

ARTICLE II — ENFORCEMENT
2.1 Enforcement.
The Security Interest shall be and become enforceable against the Company upon the occurrence and during the continuance of an Event of Default (as defined in the Credit Agreement).
Pledge Agreement — Warnaco of Canada Company (2008)

2.2 Remedies.
Whenever the Security Interest becomes enforceable, the Collateral Agent may, at any time in its sole discretion:
(a)	realize upon or otherwise dispose of or contract to dispose of the Collateral by sale, transfer, delivery or otherwise;
(b)	obtain possession or control of any Collateral which it does not already hold or control, by any method permitted by law;
(c)	notify any parties obligated in respect of any Collateral to make payment thereof to the Collateral Agent or as it may direct;
(d)
file proofs of claim and other documents in order to have the claims of the Collateral Agent and the Secured Parties lodged in any bankruptcy, winding-up or other judicial proceeding relating to the Company;

(e)
exchange any and all of the Collateral upon the merger, consolidation, reorganization, recapitalization or other readjustment of any issuer thereof, or upon the exercise by any issuer of any right, privilege or option pertaining to any of the Collateral, and in connection therewith, deposit and deliver or direct the sale or other disposition of any of the Collateral with any committee, depositary, securities intermediary, clearing house (whether CDS or otherwise), transfer agent, registrar or other designated agency upon such terms and conditions as it may determine; or

(f)
exercise and enforce all rights and remedies of a holder of the Collateral as if the Collateral Agent were the absolute owner thereof (including, if necessary, causing the Collateral to be registered in the name of the Collateral Agent if not already done), all without demand of performance or other demand, advertisement or notice of any kind to or upon the Company.

Any remedy may be exercised separately or in combination and is in addition to, and not in substitution for, any other rights the Collateral Agent and the Secured Parties may have, however created. The Collateral Agent shall not be bound to exercise any right or remedy, and the exercise of rights and remedies is without prejudice to the rights of the Collateral Agent and the Secured Parties in respect of the Obligations including the right to claim for any deficiency.
2.3 Standards of Sale.
Without prejudice to the ability of the Collateral Agent to dispose of the Collateral in any manner which is commercially reasonable, the Company acknowledges that a disposition of Collateral by the Collateral Agent which takes place substantially in accordance with the following provisions shall be deemed to be commercially reasonable:
(a)	Collateral may be disposed of in whole or in part;
(b)	Collateral may be disposed of by public auction, public tender or private contract, with or without advertising and without any other formality;
(c)	any assignee of such Collateral may be the Collateral Agent, a Lender or a customer or client of such Person;
Pledge Agreement — Warnaco of Canada Company (2008)

(d)
any sale conducted by the Collateral Agent shall be at such time and place, on such notice and in accordance with such procedures as the Collateral Agent, in its sole discretion, may deem advantageous;

(e)
Collateral may be disposed of in any manner and on any terms necessary to avoid violation of applicable law or in order to obtain any required approval of the disposition (or of the resulting purchase) by any governmental or regulatory authority or official;

(f)	the Collateral Agent may establish an upset or reserve bid or price in respect of the Collateral; and
(g)	a disposition of Collateral may be on such terms and conditions as to credit or otherwise as the Collateral Agent, in its sole discretion, may deem advantageous.
2.4 Dealing with the Collateral.
(a)
The Collateral Agent and the Secured Parties are not obliged to exhaust their recourse against the Company or any other Person or against any other security they may hold in respect of the Obligations before realizing upon or otherwise dealing with the Collateral in such manner as the Collateral Agent may consider desirable.

(b)
The Collateral Agent and the Secured Parties may grant extensions or other indulgences, take and give up security, accept compositions, grant releases and discharges and otherwise deal with the Company and with other Persons, sureties or security as they may see fit without prejudice to the Obligations, the liability of the Company or the rights of the Collateral Agent and the Secured Parties in respect of the Collateral.

(c)
The Collateral Agent and the Secured Parties are not (i) liable or accountable for any failure to collect, realize or obtain payment in respect of the Collateral, (ii) bound to institute proceedings for the purpose of collecting, enforcing, realizing or obtaining payment of the Collateral or for the purpose of preserving any rights of any Persons, (iii) responsible for any loss occasioned by any sale or other dealing with the Collateral or by the retention of or failure to sell or otherwise deal with the Collateral, or (iv) bound to protect the Collateral from depreciating in value or becoming worthless.

2.5 Appointment of Attorney.
The Company irrevocably appoints the Collateral Agent (and its officers) as attorney of the Company (with full power of substitution) to do, make, execute and deliver in the name of and on behalf of the Company upon the occurrence and during the continuance of an Event of Default all such acts, documents, deeds and things which the Collateral Agent may reasonably deem necessary or advisable to accomplish the purposes of this agreement including the endorsement and delivery of the Collateral to the Collateral Agent and its transferees. The Collateral Agent is empowered to exercise all rights and powers and to perform all acts of ownership with respect to the Collateral to the same extent as the Company might do. This power of attorney is in addition to, and not in substitution for, any stock power of attorney delivered by the Company and such powers of attorney may be relied upon by the Collateral Agent severally or in combination. All acts of the attorney are hereby ratified and approved, and the attorney shall not be liable for any act, failure to act or any other matter or thing in connection therewith, except to the extent caused by its own gross negligence or wilful misconduct. This appointment and power of substitution, being coupled with an interest, are irrevocable and will not terminate upon the bankruptcy, dissolution, winding up or insolvency of the Company.
Pledge Agreement — Warnaco of Canada Company (2008)

2.6 Dealings by Third Parties.
(a)
No Person dealing with the Collateral Agent, any of the Secured Parties or an agent or receiver thereof is required to determine (i) whether the Security Interest has become enforceable, (ii) whether the powers which such Person is purporting to exercise have become exercisable, (iii) whether any money remains due to the Collateral Agent or any of the Secured Parties by the Company, (iv) the necessity or expediency of the stipulations and conditions subject to which any sale, lease or other disposition is made, (v) the propriety or regularity of any sale or other dealing by the Collateral Agent, any Secured Parties or any other Person with the Collateral, or (vi) how any money paid to the Collateral Agent, any Secured Party or agent or receiver has been applied.

(b)
Any purchaser of Collateral from the Collateral Agent or the Lenders shall hold the Collateral absolutely, free from any claim or right of any kind whatever, including any equity of redemption, of the Company. The Company waives (to the fullest extent permitted by law) as against any such purchaser, all rights of redemption, stay or appraisal which the Company has or may have under any rule of law or statute now existing or hereafter adopted.

2.7 Application of Proceeds
Any and all moneys realized by the Collateral Agent, whether pursuant to this agreement or otherwise, shall be applied by the Collateral Agent in accordance with Section 2.13 of the Credit Agreement.
2.8 Company Liable for Deficiency
The Company is liable to the Collateral Agent and the Secured Parties for any deficiency after the proceeds of any sale or other disposition of Collateral are received by the Collateral Agent.
Pledge Agreement — Warnaco of Canada Company (2008)

ARTICLE III — GENERAL
3.1 Notices.
All notices, requests and demands to or upon the Collateral Agent or the Company hereunder shall be effected in the manner provided for in Section 11.8 (Notices, Etc.) of the Credit Agreement; provided, however, that any such notice, request or demand to or upon the Company shall be addressed to the Company’s notice address set forth in such Section 11.8.
3.2 No Waiver by Course of Conduct; Cumulative Remedies
Neither the Collateral Agent nor any other Secured Party shall by any act (except by a written instrument pursuant to Section 3.4 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of the Collateral Agent or any other Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Collateral Agent or any other Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy that the Collateral Agent or such other Secured Party would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.
3.3 Release of Collateral
(a)
At the time provided in Section 10.7(b)(i) of the Credit Agreement, the Collateral shall be released from the Liens hereby and this agreement and all obligations (other than those expressly stated to survive such termination) of the Collateral Agent and the Company hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Company. At the request and sole expense of the Company following any such termination, the Collateral Agent shall deliver to the Company any Collateral of the Company held by the Collateral Agent hereunder and execute and deliver to the Company, at the sole expense of the Company, such documents as the Company shall reasonably request to evidence such termination.

(b)
If the Collateral Agent shall be directed or permitted pursuant to Section 10.7(b)(ii) or (iii) of the Credit Agreement to release any Lien created hereby upon any Collateral (including any Collateral sold or disposed of by the Company in a transaction permitted by the Credit Agreement), such Collateral shall be released from the Lien created hereby to the extent provided under, and subject to the terms and conditions set forth in, Section 10.7(b)(ii) or (iii) of the Credit Agreement. In connection therewith but subject to the terms of the Credit Agreement, the Collateral Agent, at the request and sole expense of the Company, shall execute and deliver to the Company, all releases or other documents reasonably necessary or desirable for the release of the Lien created hereby on such Collateral.

At the request and sole expense of the Company, the Company shall be released from its obligations hereunder in the event that all the capital stock of the Company shall be so sold or disposed (but only so long as such sale or other disposition is permitted under the Credit Agreement); provided, however, that the Company shall have delivered to the Collateral Agent, at least ten Business Days prior to the date of the proposed release, a written request for release identifying the Company and the terms of the sale or other disposition in reasonable detail, including the price thereof and any expenses in connection therewith, together with a certification by the Company in form and substance reasonably satisfactory to the Collateral Agent stating that such transaction is in compliance with the Loan Documents.
Pledge Agreement — Warnaco of Canada Company (2008)

3.4 Amendments; Waivers; Cumulative Remedies.
(a)
None of the terms or provisions of this agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section 11.1 (Amendments, Waivers, Etc.) of the Credit Agreement; provided, however, that schedules to this agreement may be supplemented (but no existing provisions may be modified and no Collateral may be released) through amendments in a form reasonably acceptable to the Collateral Agent, in each case duly executed by the Collateral Agent and the Company.

(b)
Neither the Collateral Agent nor any Lender shall by any act, delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Event of Default. No failure to exercise, nor any delay in exercising, on the part of the Collateral Agent or any Lender, any right, power or privilege hereunder operates as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder precludes any other or further exercise thereof or the exercise of any other right, power or privilege.

(c)
A waiver by the Collateral Agent or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Collateral Agent or such Lender would otherwise have on any future occasion.

3.5 No Merger.
This agreement does not operate by way of merger of any of the Obligations and no judgment recovered by the Collateral Agent or any of the Secured Parties will operate by way of merger of, or in any way affect, the Security Interest, which is in addition to, and not in substitution for, any other security now or hereafter held by the Collateral Agent and the Secured Parties in respect of the Obligations.
3.6 Further Assurances.
The Company shall from time to time, whether before or after the Security Interest has become enforceable, do all acts and things and execute and deliver all transfers, assignments and agreements as the Collateral Agent may reasonably require for (i) protecting the Collateral, (ii) perfecting the Security Interest, (iii) obtaining control of the Collateral, (iv) exercising all powers, authorities and discretions conferred upon the Collateral Agent, and (v) otherwise enabling the Collateral Agent to obtain the full benefits of this agreement and the rights and powers herein granted. The Company shall, from time to time after the Security Interest has become enforceable, do all acts and things and execute and deliver all transfers, assignments and agreements as the Collateral Agent may require for facilitating the sale or other disposition of the Collateral in connection with its realization.
Pledge Agreement — Warnaco of Canada Company (2008)

3.7 Supplemental Security.
This agreement is in addition to, and without prejudice to, all other security now held or which may hereafter be held by the Collateral Agent and the Secured Parties.
3.8 Successors and Assigns.
This agreement is binding upon the Company, its successors and assigns, and enures to the benefit of the Collateral Agent and its successors and assigns. All rights of the Collateral Agent are assignable and in any action brought by an assignee to enforce any such right, the Company will not assert against the assignee any claim or defence which the Company now has or hereafter may have against the Collateral Agent or any of the Lenders. Neither this agreement nor any rights, duties or obligations under this agreement are assignable or transferable by the Company.
3.9 Headings, etc.
The division of this agreement into articles and sections and the insertion of headings are for convenient reference only and are not to affect or be used in the construction or interpretation of this agreement.
3.10 Gender and Number
Any reference in this agreement to gender includes all genders and words importing the singular include the plural and vice versa.
3.11 Severability.
If any provision of this agreement is determined by a court of competent jurisdiction to be illegal, invalid or unenforceable, that provision shall be severed from this agreement and be ineffective to the extent of such illegality, invalidity or unenforceability and the remaining provisions will continue in full force and effect.
3.12 Governing Law and Submission to Jurisdiction.
(a)
This agreement is governed by and is to be interpreted, construed and enforced in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein, without regard to conflict of law principles.

(b)
The Company irrevocably and unconditionally (i) submits to the non-exclusive jurisdiction of the courts of Ontario, (ii) agrees that all claims in respect of any suit, action or proceeding may be heard and determined in such court, (iii) waives, to the fullest extent permitted by law, any objection which it may have based upon doctrines of venue or forum inconveniens.

Pledge Agreement — Warnaco of Canada Company (2008)

3.13 Counterparts.
This agreement may be executed in any number of counterparts (including by facsimile or other electronic means) and all such signed counterparts will together constitute one and the same agreement.
[signature page follows]
Pledge Agreement — Warnaco of Canada Company (2008)

IN WITNESS WHEREOF the Company and the Collateral Agent have executed and delivered this agreement as of the date first above written.

WARNACO OF CANADA COMPANY
By:	/s/ Lawrence R. Rutkowski
	Name:	Lawrence R. Rutkowski
	Title:	Vice-President

BANK OF AMERICA, N.A.
By:	/s/ Kevin W. Corcoran
	Name:	Kevin W. Corcoran
	Title:	Vice President
Pledge Agreement — Warnaco of Canada Company (2008)

SCHEDULE “A”

PLEDGED SECURITIES
1. 2000 Class A shares of 4278941 Canada Inc. represented by share certificate CA-1.
2. 225 Serie B Subserie II shares of Linda Vista de Veracruz S.A. de C.V.
Pledge Agreement — Warnaco of Canada Company (2008)

SCHEDULE “B”

PLEDGED SECURITIES ACCOUNTS
Nil.
Pledge Agreement — Warnaco of Canada Company (2008)